UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 18, 2007

ADVENTRX Pharmaceuticals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32157	84-1318182
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6725 Mesa Ridge Road, Suite 100, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-552-0866

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a meeting on December 18, 2007, the Board of Directors (the "Board") of ADVENTRX Pharmaceuticals, Inc. (the "Company") approved an amendment and restatement of the Company’s bylaws previously in effect to permit the Board to provide for the issuance of uncertificated shares of the Company’s stock in response to the requirement of the American Stock Exchange ("AMEX") that securities listed on AMEX be eligible to participate in a direct registration system ("DRS") by January 1, 2008. DRS enables investors to own and transact shares in electronic (book-entry) form without the issuance of physical certificates.

In addition, the Board approved other changes to the bylaws which (1) clarify the Company’s ability to hold meetings of stockholders solely by remote communication, as permitted by Section 211 of Delaware General Corporation Law, (2) clarify the procedure for stockholders to give timely notice of business to be brought before an annual meeting of stockholders, (3) establish a procedure for nomination of persons for election to the Board at special meetings of stockholders, (4) remove the chairman of the Board from being included as an officer of the Company, establish the chief executive officer as the principal executive officer of the Company (so long as the office of chief executive officer is not vacant and the office of president is held by a different individual), and revise the descriptions of Company officers’ authority and responsibility, (5) authorize certain officers to vote and otherwise act on the Company’s behalf with respect to securities of any other corporation that are held by the Company, (6) clarify that the Company’s indemnification obligations with respect to its directors, officers, employees and other agents are to the maximum extent and in the manner permitted by the Delaware General Corporation Law, (7) clarify that the Company’s obligations with respect to its records and reports (as set forth in Article VII of the bylaws) are consistent with Delaware General Corporation Law, and (8) make other conforming and ministerial changes.

The new amended and restated bylaws of the Company were effective immediately.

The foregoing summary of changes to the Company’s bylaws does not purport to be complete and is qualified in its entirety by the Amended and Restated Bylaws of the Company attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The list of exhibits called for by this Item is incorporated by reference to the Index to Exhibits filed with this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVENTRX Pharmaceuticals, Inc.

December 19, 2007	By:	/s/ Gregory P. Hanson

Name: Gregory P. Hanson
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of ADVENTRX Pharmaceuticals, Inc.